                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-4670

                         GLOBAL/INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       4/30/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Global Bond Fund

Semiannual Report to Shareholders

April 30, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Investments in securities of foreign issuers present greater risks than investments in domestic securities, including currency fluctuations and changes in political/economic conditions. Foreign security markets generally exhibit greater price volatility and are less liquid than the US market. Moreover, this fund is nondiversified and can take larger positions in fewer companies, increasing its overall risk potential. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2004

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to June 18, 2001 are derived from the historical performance of Class S shares of the Scudder Global Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

On December 27, 1995, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/04
Scudder Global Bond Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	1.42%	3.46%	7.83%	4.78%	4.35%
Class B	.91%	2.52%	6.96%	3.94%	3.52%
Class C	1.02%	2.64%	7.02%	3.99%	3.55%
Citigroup World Government Bond Index+	3.10%	7.38%	11.12%	6.05%	6.51%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/04	$ 10.01	$ 10.01	$ 10.01
10/31/03	$ 10.13	$ 10.14	$ 10.14
Distribution Information: Six Months: Income dividends as of 4/30/04	$ .27	$ .23	$ .23
April Income Dividend	$ .027	$ .020	$ .021
SEC 30-day Yield as of 4/30/04++	1.71%	.88%	.93%
Current Annualized Distribution Rate as of 4/30/04++	3.24%	2.40%	2.52%

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended April 30, 2004, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate. The SEC yields would have been 1.47%, 0.44% and 0.70% for Class A, B and C, respectively, had certain expenses not been reduced.
Class A Lipper Rankings - Global Income Funds Category as of 4/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	74	of	92	80

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Global Bond Fund - Class A [] Citigroup World Government Bond Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/04
Scudder Global Bond Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,880	$11,973	$12,064	$14,621
	Average annual total return	-1.20%	6.19%	3.82%	3.87%
Class B	Growth of $10,000	$9,955	$12,035	$12,033	$14,127
	Average annual total return	-.45%	6.37%	3.77%	3.52%
Class C	Growth of $10,000	$10,264	$12,257	$12,161	$14,178
	Average annual total return	2.64%	7.02%	3.99%	3.55%
Citigroup World Government Bond Index+	Growth of $10,000	$10,738	$13,720	$13,415	$18,786
	Average annual total return	7.38%	11.12%	6.05%	6.51%

The growth of $10,000 is cumulative.

+ The unmanaged Citigroup World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestments of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares prior to October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Global Bond Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

On December 27, 1995, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments. Since adopting its current objectives, the cumulative return for Class S is 46.54%.

Average Annual Total Returns as of 4/30/04
Scudder Global Bond Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class S	1.54%	3.72%	8.11%	5.07%	4.63%
Class AARP	1.55%	3.72%	8.12%	5.05%	4.63%
Citigroup World Government Bond Index+	3.10%	7.38%	11.12%	6.05%	6.51%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 4/30/04	$ 9.99	$ 10.00
10/31/03	$ 10.12	$ 10.13
Distribution Information: Six Months: Income dividends as of 4/30/04	$ .28	$ .28
April Income Dividend	$ .029	$ .029
SEC 30-day Yield as of 4/30/04++	2.00%	2.00%
Current Annualized Distribution Rate as of 4/30/04++	3.48%	3.48%

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended April 30, 2004, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate. The SEC yields would have been 1.73% and 1.74% for Class AARP and S, respectively, had certain expenses not been reduced.
Class S Lipper Rankings - Global Income Funds Category as of 4/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	68	of	92	74
3-Year	42	of	75	56
5-Year	34	of	62	53
10-Year	30	of	32	91

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Global Bond Fund - Class S [] Citigroup World Government Bond Index+

Yearly periods ended April 30

Comparative Results as of 4/30/04
Scudder Global Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,372	$12,636	$12,803	$15,731
	Average annual total return	3.72%	8.11%	5.07%	4.63%
Class AARP	Growth of $10,000	$10,372	$12,639	$12,795	$15,721
	Average annual total return	3.72%	8.12%	5.05%	4.63%
Citigroup World Government Bond Index+	Growth of $10,000	$10,738	$13,720	$13,415	$18,786
	Average annual total return	7.38%	11.12%	6.05%	6.51%

The growth of $10,000 is cumulative.

+ The unmanaged Citigroup World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, the portfolio management team (Brett Diment, Anthony Fletcher, Annette Fraser, Nik Hart, Stephen Ilott, Keith Patton and Ian Winship) discusses Scudder Global Bond Fund's strategy and the market environment for the six-month period ended April 30, 2004.

Q: Will you discuss the performance of the world bond markets during the period?

A: Despite a broad sell-off that occurred in the final three weeks of the reporting period, the global bond markets produced slightly positive returns for the six months ended April 30, 2004. The interval from November through March brought a continuation of the favorable investment backdrop that was in place for most of 2003. Even though global economic growth continued to improve significantly, bond markets were helped by tame reported inflation and the continued low interest rate policies of the majority of the world's central banks.

The environment for bonds changed abruptly in the first week of April, however, with the release of the March payroll data in the United States. After several months of disappointing results, the report revealed that 308,000 jobs had been created in March, far exceeding the market's consensus expectation of 123,000 new jobs. Prior to this report, the feeling among most investors was that even though the economy was strong, the US Federal Reserve would not raise short-term interest rates until the recovery was accompanied by stronger jobs growth. But with the release of this number, the market began to anticipate that the Fed would in fact begin to raise rates as soon as the middle of this year. Bonds generally sold off as a result: In the United States, for example, the yield on the 10-year note climbed to 4.50% by April 30 from its 3.7%-3.8% range of mid-to-late March. (Rising bond yields reflect falling prices.) This sell-off, which affected nearly all of the world's bond markets, erased the majority of the gains achieved in the previous five months.

Q: How did the fund perform in this environment?

A: The total return for Class A shares of Scudder Global Bond Fund for the six months ended April 30, 2004, was 1.42% (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Please see pages 3 through 8 for the performance of other share classes and additional performance information.) This compares with a return of 3.10% for the fund's benchmark, the Citigroup World Government Bond Index.1

1 The Citigroup World Government Bond Index is an unmanaged index of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvested dividends and capital gains and do not reflect fees or expenses. It is not possible to invest directly in an index.

Q: Why did the fund underperform?

A: In last autumn's annual report, we noted that most of the elements of our strategy helped performance, with the exception of the fund's currency positioning. This proved to be the case again during the past six months. The primary reason for underperformance is the fact that the fund holds a 59% weighting in US dollars compared to a 28% US dollar weighting for the benchmark.2 At the times when the dollar is weak against foreign currencies - as was the case in 2003 and early 2004 - the fund's overweight in dollars generally results in underperformance.3 Conversely, when the dollar rallies against foreign currencies - as it did from mid-February through the close of the period - performance should benefit from the overweight.

2 "Hedging" means that we buy securities that will set the fund's currency exposure at a certain level. For instance, if the fund holds 25% in US dollar bonds, we will buy securities that bring its currency position to 50% (for example) without having to add to its bond position.
3 "Overweight" means a fund holds a higher weighting in a given sector, country or currency than the benchmark index, indicating that the fund's performance versus the benchmark is relatively likely to benefit if the sector, country or currency in question beats the overall market. "Underweight" means a fund holds a lower weighting than the benchmark, indicating that the fund will benefit if the sector, country or currency in question underperforms the market as a whole.

This approach is designed to mitigate the impact of currency movements on the fund, since a larger exposure to foreign currencies should be expected to result in higher share price volatility. In addition, this approach allows us to focus on the areas in which we believe we can add the most value: country allocations and individual security selection.

Q: What are some other notable aspects of the fund's positioning?

A: The fund is underweight in the Japanese bond market, and this helped performance substantially, as the economic data coming out of Japan during the reporting period was very positive. The country's economy has continued to strengthen, the banking sector is starting to look healthier, business and consumer confidence have improved, and the stock market has continued to attract funds. The consumer price index (excluding foods), which had fallen as much as 0.4% in June 2003 (indicating ongoing deflation), has not fallen more than 0.1% in a single month since August 2003. As a result, we believe the outlook for Japan's bond market remains unfavorable even if - as we expect - the Bank of Japan chooses not to raise interest rates.4

4 Yields in the bond market can rise (as prices fall) even if a central bank chooses not to raise short-term interest rates, since investors may elect to sell solely on the anticipation that positive economic data will lead to an increase in short-term rates at some point in the future.

In Europe, the economic picture is much more mixed. The export sector has benefited from stronger world growth, but the domestic sector remains relatively weak. While it seems unlikely that the European Central Bank will cut interest rates given the strength of the world economy, we see some value in the region at this juncture. European bonds have been trading in conjunction with the US market, yet we believe that in the United States, stronger economic growth is likely to lead to interest rate increases sooner than in Europe. We sought to take advantage of this disconnect by building a small overweight position in Europe toward the end of the period. Over the full six months, the fund's positioning in Europe did not have a significant impact - positive or negative - on relative performance.

Meanwhile, the UK economy continues to benefit from a strong consumer sector, and this has led the Bank of England to raise interest rates to keep the economy from overheating. Expecting that short-term interest rates in the United Kingdom will continue to rise, we are maintaining a neutral position in the market.

Q: The fund continues to hold positions in emerging markets and corporate bonds. How have these performed, and what moves have you made in these areas of the portfolio?

A: When we believe conditions in the bond market are favorable, we may elect to take positions in higher-risk sectors that are not part of the fund's benchmark. These include emerging-markets bonds and corporate issues.

The fund's weighting in emerging-markets bonds performed well, but we have begun to trim this position. While the improving health of the emerging-markets economies continues to provide a positive underpinning, the rising level of uncertainty in the global financial markets - in conjunction with the strong performance of the asset class during the past year - prompted us to take some profits. In this area of the portfolio, we continue to hold positions in Bulgaria, Romania, Venezuela, Jamaica and Turkey, along with reduced weightings in Argentina and Russia. The fund's positions in these countries proved beneficial to relative performance.

The weighting in corporate bonds had a similar positive effect. While we believe the asset class as a whole has now risen to the point where it is fairly valued, we remain positive on its fundamental outlook. As a result, we have sought to take advantage of volatility in select areas, most recently in bonds issued by companies in the industrials and financials sectors.

Q: How is the fund positioned within the United States?

A: We have remained flexible with regard to the fund's positioning in the US market, given that the market's performance has been so volatile and data-driven in recent months. For instance, we reduced the fund's exposure to the United States following a rally in mid-March and then raised the position again in late April following a decline in Treasury prices. This type of trading activity was a positive for performance during the period.

Overall, the fund is underweight in the US market, since we used this position as a source of funds to buy bonds in the emerging markets. While this underweight detracted slightly from performance, this negative result was more than offset by the positive results generated from the fund's emerging-markets position. Looking ahead, we may seek to take advantage of opportunities to add to exposure in the United States, since we believe the market is factoring in aggressive Fed rate increases at a time when continued low inflation should allow the Fed to raise rates in a relatively measured fashion.

Q: Do you have any final thoughts on the current state of the world bond markets?

A: The current period is unique in that investors appear to be on edge in anticipation of higher rates in the United States. We believe this is creating an excessive level of turbulence as investors watch for data that may provide a signal as to when the US Federal Reserve will begin to raise rates. In this potentially volatile environment, we plan to continue emphasizing diversification, and we will seek to use our fundamental research capabilities to take advantage of values as opportunities present themselves. Along this line, we encourage investors to remain mindful of the potential long-term benefits of investing in this asset class rather than focusing on the day-to-day movements of the markets.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2004

Geographical Exposure	4/30/04	10/31/03

US	14%	17%
France	11%	13%
United Kingdom	10%	7%
Japan	10%	10%
Belgium	9%	6%
Italy	6%	9%
Netherlands	6%	6%
Germany	6%	9%
Austria	4%	5%
Other	24%	18%
	100%	100%

Interest Rate Exposure	4/30/04	10/31/03

Euro	41%	45%
US	32%	23%
Japan	15%	19%
Other Dollar Bloc	5%	8%
Other Europe	7%	5%
	100%	100%

Currency Exposure(a)	4/30/04	10/31/03

US	59%	56%
Euro	20%	16%
Japan	17%	14%
Other Europe	3%	6%
Other Dollar Bloc	1%	8%
	100%	100%

a Currency exposure after taking into account the effects of forward contracts.

Geographical exposure, interest rate exposure and currency exposure are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of April 30, 2004 (Unaudited)

	Principal Amount	Value ($)

Foreign Denominated Debt Obligations 67.6%
Canadian Dollar 3.1%
Government of Canada:
3.0%, 12/1/2005	4,850,000	3,562,736
Series WL43, 5.75%, 6/1/2029	2,780,000	2,165,273
(Cost $5,576,353)		5,728,009
Euro 40.8%
Belgium Kingdom:
Series 24, 7.0%, 5/15/2006	9,675,000	12,600,814
5.75%, 9/28/2010	3,011,000	4,011,530
Bundesrepublic Deutschland, 6.0%, 1/4/2007	2,000,000	2,592,988
Buoni Poliennali Del Tes:
5.0%, 2/1/2012	1,950,000	2,486,537
6.0%, 5/1/2031	3,092,000	4,233,198
Federal Republic of Germany, 4.0%, 2/16/2007	2,249,000	2,779,139
Government of France:
4.0%, 4/25/2013	3,270,000	3,884,657
5.25%, 4/25/2008	5,700,000	7,346,865
5.5%, 4/25/2010	7,250,000	9,543,842
Hellenic Republic, 6.5%, 10/22/2019	1,250,000	1,780,382
Infrastructure Spa, 5.125%, 7/31/2024	500,000	601,053
KFW Group, 3.5%, 4/17/2009	1,700,000	2,039,081
Netherlands Government:
3.75%, 7/15/2014	1,632,000	1,876,112
5.75%, 2/15/2007	3,470,000	4,483,340
7.75%, 3/1/2005	1,180,000	1,477,788
Permanent Financing PLC, Series 4A1, 5.1%, 6/10/2009	3,330,000	4,206,344
Republic of Deutschland, 6.5%, 7/4/2027	2,560,000	3,766,706
Republic of Ireland, 4.6%, 4/18/2016	500,000	610,839
Republic of Italy, 2.75%, 5/15/2006	2,346,000	2,826,876
Republic of Romania:
5.75%, 7/2/2010	1,100,000	1,336,751
8.5%, 5/8/2012	800,000	1,119,832
(Cost $70,233,551)		75,604,674
Japanese Yen 14.6%
Development Bank of Japan, 1.7%, 9/20/2022	269,000,000	2,272,286
Export Import Bank, 2.875%, 7/28/2005	790,000,000	7,399,748
Japan Finance Corp., Series INTL, 1.35%, 11/26/2013	893,000,000	7,961,246
Japan Government, 1.8%, 6/20/2023	152,000,000	1,322,392
Pfandbriefstelle Ost Land Hypo, 1.6%, 2/15/2011	870,000,000	8,137,350
(Cost $26,532,691)		27,093,022
Swedish Krona 2.0%
Sweden Kingdom, 3.5%, 4/20/2006 (Cost $3,933,295)	28,200,000	3,733,906
British Pound 7.1%
United Kingdom, 9.5%, 4/18/2005	3,650,000	6,795,763
United Kingdom Treasury Bonds:
4.25%, 6/7/2032	1,760,000	2,854,785
5.0%, 9/7/2014	1,960,000	3,491,186
(Cost $12,759,029)		13,141,734
Total Foreign Denominated Debt Obligations (Cost $119,034,919)		125,301,345

US Dollar Denominated Debt Obligations 20.7%
Bank Nederlandse Gemeenten, 5.0%, 3/22/2007	3,500,000	3,675,357
European Investment Bank, Series INTL, 4.875%, 9/6/2006	3,500,000	3,661,771
Government National Mortgage Association, 7.0% with various maturities from 1/15/2029 until 2/15/2029	462,818	492,444
Government of Jamaica, 10.625%, 6/20/2017	300,000	298,500
Instituto de Credito Official, 6.0%, 5/19/2008	1,850,000	2,024,255
KFW International Finance, Inc., 5.75%, 1/15/2008	1,700,000	1,831,509
Network Rail MTN Finance PLC, 2.625%, 3/26/2008	1,920,000	1,844,218
Pemex Project Funding Master Trust, 8.625%, 2/1/2022	420,000	449,400
Petroliam Nasional Berhad, 7.75%, 8/15/2015	570,000	656,059
Republic of Argentina, 12.125%, 2/25/2019*	720,000	214,200
Republic of Bulgaria:
Interest Arrears Bond, Floating Rate Bond, LIBOR plus ..8125%, 1.937%**, 7/28/2011	385,400	378,270
Series A, Collateralized Floating Rate Interest Reduction Bond, LIBOR plus .8125%, 1.937%**, 7/28/2012	352,142	345,627
8.25%, 1/15/2015	1,505,000	1,726,988
Republic of Italy, 5.375%, 6/15/2033	1,550,000	1,471,990
Republic of South Africa, 8.5%, 6/23/2017	1,180,000	1,362,900
Republic of Turkey:
11.75%, 6/15/2010	850,000	1,004,063
11.875%, 1/15/2030	280,000	362,950
12.375%, 6/15/2009	1,000,000	1,185,000
Republic of Venezuela, 10.75%, 9/19/2013	1,350,000	1,316,250
Russian Federation, Series REGS, Step-up Coupon, 5.0%**, 3/31/2030	1,200,000	1,100,400
Russian Ministry of Finance, Series V, 3.0%, 5/14/2008	1,300,000	1,144,000
The International Bank for Reconstruction and Development, 7.625%, 1/19/2023	1,550,000	1,921,902
United Mexican States, 8.0%, 9/24/2022	1,300,000	1,371,500
US Treasury Notes:
5.5%, 5/15/2009	500,000	543,457
7.875%, 11/15/2004	7,730,000	8,000,851
Total US Dollar Denominated Debt Obligations (Cost $38,131,728)		38,383,861

	Shares	Value ($)

Cash Equivalents 7.4%
Scudder Cash Management QP Trust, 1.08% (b) (Cost $13,706,577)	13,706,577	13,706,577

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $170,873,224) (a)	95.7	177,391,783
Other Assets and Liabilities, Net	4.3	7,901,811
Net Assets	100.0	185,293,594

* Non-income producing security. In case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
** These securities are shown at their current rate as of April 30, 2004.
(a) The cost for federal income tax purposes was $172,942,331. At April 30, 2004, net unrealized appreciation for all securities based on tax cost was $4,449,452. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,199,601 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,750,149.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $157,166,647)	$ 163,685,206
Investment in Scudder Cash Management QP Trust (cost $13,706,577)	13,706,577
Total investments in securities, at value (cost $170,873,224)	177,391,783
Foreign currency, at value (cost $5,427,407)	5,489,632
Receivable for investments sold	417,213
Interest receivable	2,939,656
Receivable for Fund shares sold	472,932
Unrealized appreciation on forward foreign currency exchange contracts	330,427
Foreign taxes recoverable	2,477
Total assets	187,044,120
Liabilities
Payable for investments purchased	674,308
Payable for Fund shares redeemed	263,144
Unrealized depreciation on forward foreign currency exchange contracts	638,584
Accrued management fee	95,223
Other accrued expenses and payables	79,267
Total liabilities	1,750,526
Net assets, at value	$ 185,293,594
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(1,430,371)
Net unrealized appreciation (depreciation) on: Investments	6,518,559
Foreign currency related transactions	(275,131)
Accumulated net realized gain (loss)	(2,996,797)
Paid-in capital	183,477,334
Net assets, at value	$ 185,293,594

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($40,631,727 / 4,060,332 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 10.01
Maximum offering price per share (100 / 95.50 of $10.01)	$ 10.48
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($6,143,082 / 613,698 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 10.01
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,765,115 / 475,982 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 10.01
Class AARP Net Asset Value, offering and redemption price per share ($5,613,167 / 561,831 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 9.99
Class S Net Asset Value, offering and redemption price per share ($128,140,503 / 12,811,679 shares of capital stock outstanding, $.01 par value, 309,154,575 shares authorized)	$ 10.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2004 (Unaudited)
Investment Income
Interest	$ 2,864,287
Interest - Scudder Cash Management QP Trust	62,608
Total income	2,926,895
Expenses: Management fee	716,957
Distribution service fees	99,028
Administrative fee	307,843
Services to shareholders*	45,240
Custodian and accounting fees*	38,850
Auditing*	7,350
Legal*	1,800
Directors' fees and expenses	3,627
Reports to shareholders*	3,570
Registration fees*	4,440
Other	2,489
Total expenses, before expense reductions	1,231,194
Expense reductions	(53,049)
Total expenses, after expense reductions	1,178,145
Net investment income	1,748,750
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	8,904,959
Foreign currency related transactions	(761,020)
8,143,939
Net unrealized appreciation (depreciation) during the period on: Investments	(6,295,806)
Foreign currency related transactions	(778,675)
(7,074,481)
Net gain (loss) on investment transactions	1,069,458
Net increase (decrease) in net assets resulting from operations	$ 2,818,208

* These amounts reflect one month of operating expenses previously covered by the Administrative Agreement (see Note C of the Notes to the Financial Statements).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2004 (Unaudited)	Year Ended October 31, 2003
Operations: Net investment income	$ 1,748,750	$ 5,042,811
Net realized gain (loss) on investment transactions	8,143,939	8,003,697
Net unrealized appreciation (depreciation) on investment transactions during the period	(7,074,481)	4,507,766
Net increase (decrease) in net assets resulting from operations	2,818,208	17,554,274
Distributions to shareholders from: Net investment income: Class A	(1,058,194)	(1,402,507)
Class B	(138,329)	(187,969)
Class C	(106,097)	(75,392)
Class AARP	(152,743)	(175,313)
Class S	(3,657,056)	(5,222,915)
Fund share transactions: Proceeds from shares sold	15,761,273	41,901,348
Reinvestment of distributions	4,195,426	5,737,882
Cost of shares redeemed	(24,093,874)	(50,631,524)
Net increase (decrease) in net assets from Fund share transactions	(4,137,175)	(2,992,294)
Increase (decrease) in net assets	(6,431,386)	7,497,884
Net assets at beginning of period	191,724,980	184,227,096
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $1,430,371 and $1,933,298, respectively)	$ 185,293,594	$ 191,724,980

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2004[a]	2003	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 10.13	$ 9.58	$ 9.29	$ 9.02
Income from investment operations: Net investment income[d]	.09	.25	.32	.14
Net realized and unrealized gain (loss) on investment transactions	.06	.65	.33	.29
Total from investment operations	.15	.90	.65	.43
Less distributions from: Net investment income	(.27)	(.35)	(.07)	(.11)
Tax return of capital	-	-	(.29)	(.05)
Total distributions	(.27)	(.35)	(.36)	(.16)
Net asset value, end of period	$ 10.01	$ 10.13	$ 9.58	$ 9.29
Total Return (%)[e]	1.42f**	9.51	7.24	4.87**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	40	37	36
Ratio of expenses before expense reductions (%)	1.42g*	1.39	1.36	1.40*
Ratio of expenses after expense reductions (%)	1.36g*	1.39	1.36	1.40*
Ratio of net investment income (%)	1.70*	2.46	3.42	4.23*
Portfolio turnover rate (%)	180*	134	114	61
[a] For the six months ended April 30, 2004 (Unaudited).
[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 4.10% to 3.42%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] For the period from June 18, 2001 (commencement of operations of Class A shares) to October 31, 2001.
[d] Based on average shares outstanding during the period.
[e] Total return does not reflect the effect of any sales charges.
[f] Total returns would have been lower had certain expenses not been reduced.
[g] Effective March 31, 2004, the Administrative Agreement between the Advisor and the Fund terminated. On April 1, 2004, the Fund commenced bearing the costs of expenses formerly covered under the Administrative Agreement (See Note C of the Notes to Financial Statements).
* Annualized
** Not annualized

Class B
Years Ended October 31,	2004[a]	2003	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 10.14	$ 9.58	$ 9.29	$ 9.02
Income from investment operations: Net investment income[d]	.05	.17	.24	.12
Net realized and unrealized gain (loss) on investment transactions	.05	.66	.34	.28
Total from investment operations	.10	.83	.58	.40
Less distributions from: Net investment income	(.23)	(.27)	(.06)	(.09)
Tax return of capital	-	-	(.23)	(.04)
Total distributions	(.23)	(.27)	(.29)	(.13)
Net asset value, end of period	$ 10.01	$ 10.14	$ 9.58	$ 9.29
Total Return (%)[e]	.91f**	8.73	6.38	4.51**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	7	6	4
Ratio of expenses before expense reductions (%)	2.27g*	2.19	2.17	2.20*
Ratio of expenses after expense reductions (%)	2.18g*	2.19	2.17	2.20*
Ratio of net investment income (%)	.88*	1.66	2.61	3.43*
Portfolio turnover rate (%)	180*	134	114	61
[a] For the six months ended April 30, 2004 (Unaudited).
[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 3.29% to 2.61%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] For the period from June 18, 2001 (commencement of operations of Class B shares) to October 31, 2001.
[d] Based on average shares outstanding during the period.
[e] Total return does not reflect the effect of any sales charges.
[f] Total returns would have been lower had certain expenses not been reduced.
[g] Effective March 31, 2004, the Administrative Agreement between the Advisor and the Fund terminated. On April 1, 2004, the Fund commenced bearing the costs of expenses formerly covered under the Administrative Agreement (See Note C of the Notes to Financial Statements).
* Annualized
** Not annualized

Class C
Years Ended October 31,	2004[a]	2003	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 10.14	$ 9.58	$ 9.29	$ 9.02
Income from investment operations: Net investment income[d]	.05	.17	.25	.12
Net realized and unrealized gain (loss) on investment transactions	.05	.66	.33	.28
Total from investment operations	.10	.83	.58	.40
Less distributions from: Net investment income	(.23)	(.27)	(.06)	(.09)
Tax return of capital	-	-	(.23)	(.04)
Total distributions	(.23)	(.27)	(.29)	(.13)
Net asset value, end of period	$ 10.01	$ 10.14	$ 9.58	$ 9.29
Total Return (%)[e]	1.02f**	8.76	6.41	4.52**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	1	1
Ratio of expenses before expense reductions (%)	2.20g*	2.17	2.15	2.18*
Ratio of expenses after expense reductions (%)	2.15g*	2.17	2.15	2.18*
Ratio of net investment income (%)	.91*	1.68	2.63	3.45*
Portfolio turnover rate (%)	180*	134	114	61
[a] For the six months ended April 30, 2004 (Unaudited).
[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 3.31% to 2.63%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] For the period from June 18, 2001 (commencement of operations of Class C shares) to October 31, 2001.
[d] Based on average shares outstanding during the period.
[e] Total return does not reflect the effect of any sales charges.
[f] Total returns would have been lower had certain expenses not been reduced.
[g] Effective March 31, 2004, the Administrative Agreement between the Advisor and the Fund terminated. On April 1, 2004, the Fund commenced bearing the costs of expenses formerly covered under the Administrative Agreement (See Note C of the Notes to Financial Statements).
* Annualized
** Not annualized

Class AARP
Years Ended October 31,	2004[a]	2003	2002[b]	2001	2000[c]
Selected Per Share Data
Net asset value, beginning of period	$ 10.12	$ 9.57	$ 9.28	$ 8.82	$ 8.86
Income (loss) from investment operations: Net investment income	.10[d]	.27[d]	.34[d]	.41[d]	.03
Net realized and unrealized gain (loss) on investment transactions	.05	.66	.34	.47	(.04)
Total from investment operations	.15	.93	.68	.88	(.01)
Less distributions from: Net investment income	(.28)	(.38)	(.08)	(.30)	(.01)
Tax return of capital	-	-	(.31)	(.12)	(.02)
Total distributions	(.28)	(.38)	(.39)	(.42)	(.03)
Net asset value, end of period	$ 9.99	$ 10.12	$ 9.57	$ 9.28	$ 8.82
Total Return (%)	1.55e**	9.80	7.54	10.16	(.11)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	5	3	1.001
Ratio of expenses before expense reductions (%)	1.18f*	1.14	1.09	1.13	1.13*
Ratio of expenses after expense reductions (%)	1.12f*	1.14	1.09	1.13	1.13*
Ratio of net investment income (%)	1.94*	2.71	3.69	4.54	4.23*
Portfolio turnover rate (%)	180*	134	114	61	95
[a] For the six months ended April 30, 2004 (Unaudited).
[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 4.37% to 3.69%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to October 31, 2000.
[d] Based on average shares outstanding during the period.
[e] Total returns would have been lower had certain expenses not been reduced.
[f] Effective March 31, 2004, the Administrative Agreement between the Advisor and the Fund terminated. On April 1, 2004, the Fund commenced bearing the costs of expenses formerly covered under the Administrative Agreement (See Note C of the Notes to Financial Statements).
* Annualized
** Not annualized

Class S
Years Ended October 31,	2004[a]	2003	2002[b]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 10.13	$ 9.57	$ 9.28	$ 8.83	$ 9.34	$ 9.92
Income (loss) from investment operations:
Net investment income	.10[c]	.27[c]	.34[c]	.41[c]	.44	.49
Net realized and unrealized gain (loss) on investment transactions	.05	.67	.34	.46	(.51)	(.58)
Total from investment operations	.15	.94	.68	.87	(.07)	(.09)
Less distributions from: Net investment income	(.28)	(.38)	(.08)	(.30)	(.13)	(.33)
Tax return of capital	-	-	(.31)	(.12)	(.31)	(.16)
Total distributions	(.28)	(.38)	(.39)	(.42)	(.44)	(.49)
Net asset value, end of period	$ 10.00	$ 10.13	$ 9.57	$ 9.28	$ 8.83	$ 9.34
Total Return (%)	1.54d**	9.90	7.54	10.12	(.84)[d]	(.99)[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	128	135	137	138	143	85
Ratio of expenses before expense reductions (%)	1.18f*	1.14	1.09	1.13	1.49[e]	1.41
Ratio of expenses after expense reductions (%)	1.12f*	1.14	1.09	1.13	1.20[e]	1.16
Ratio of net investment income (%)	1.94*	2.71	3.69	4.54	4.81	5.04
Portfolio turnover rate (%)	180*	134	114	61	95	149
[a] For the six months ended April 30, 2004 (Unaudited).
[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 4.37% to 3.69%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] Total returns would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization in fiscal 2000 before and after expense reductions were 1.40% and 1.14%, respectively.
[f] Effective March 31, 2004, the Administrative Agreement between the Advisor and the Fund terminated. On April 1, 2004, the Fund commenced bearing the costs of expenses formerly covered under the Administrative Agreement (See Note C of the Notes to Financial Statements).
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Global Bond Fund (the "Fund") is a non-diversified series of Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $9,751,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2004 ($736,000), October 31, 2005 ($493,000), October 31, 2006 ($4,858,000), October 31, 2007 ($2,575,000) and October 31, 2008 ($1,089,000), the respective expiration dates, whichever occurs first, a portion of which is subject to certain limitations imposed by Sections 382-384 of the Internal Revenue Code.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, forward foreign currency exchange contracts, foreign currency denominated investments, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the six months ended April 30, 2004, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $137,579,930 and $136,806,191, respectively. Purchases and sales of US Treasury obligations aggregated $15,498,988 and $19,827,022, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (DeIM or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets, and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund. The Advisor compensates DeAMIS out of the management fee it receives from the Fund.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and/or administrative fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.30% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1distribution and/or service fees, director and director counsel fees and organizational and offering expenses.)

In addition, for the period April 1, 2004 through April 30, 2004, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.07%, 1.17%, 1.17%, 1.07% and 1.07% of average daily net assets for Class A, B, C, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, directors and directors' counsel fees and organizational and offering expenses).

Accordingly, for the six months ended April 30, 2004, the Advisor waived a portion of its management fee pursuant to these arrangements aggregating $18,358 and the amount imposed aggregated $698,599, which was equivalent to an annualized effective rate of 0.73% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.400%, 0.450%, 0.425%, 0.375% and 0.375% of the average daily net assets of Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004 and effective April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

For the period November 1, 2003 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class A	$ 67,823
Class B	11,921
Class C	8,690
Class AARP	8,889
Class S	210,520
$ 307,843

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement between SISC and SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend- paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the period April 1, 2004 through April 30, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Not Imposed	Unpaid at April 30, 2004
Class A	$ 6,840	$ 6,821	$ 19
Class B	2,760	2,378	382
Class C	1,050	703	347
Class AARP	1,080	1,029	51
Class S	23,760	23,760	-
	$ 35,490	$ 34,691	$ 799

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through April 30, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $28,260, all of which is unpaid at April 30, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the Agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2004
Class B	$ 23,584	$ 3,423
Class C	18,163	2,727
	$ 41,747	$ 6,150

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2004	Annualized Effective Rate
Class A	$ 44,721	$ 2,439.22%
Class B	7,232	360.23%
Class C	5,328	179.22%
	$ 57,281	$ 2,978

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2004 aggregated $2,234. There were no underwriting commissions paid in connection with the distributions of Class C shares for the six months ended April 30, 2004.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2004, the CDSC for Class B and Class C shares was $16,260 and $1,870, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Forward Foreign Currency Exchange Contracts

As of April 30, 2004, the Fund had entered into the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation
CAD	5,400,000	USD	3,975,558	7/29/04	$ 45,918
USD	717,341	CHF	939,000	7/29/04	7,608
GBP	1,061,008	EUR	1,570,000	7/29/04	8,480
GBP	1,059,436	EUR	1,570,000	7/29/04	11,247
GBP	5,140,000	USD	9,108,080	7/29/04	61,176
JPY	61,000,000	USD	564,501	7/29/04	10,124
JPY	1,103,800,000	USD	10,210,916	7/29/04	179,409
USD	686,249	SEK	5,280,000	7/29/04	3,406
USD	258,509	NOK	1,800,000	7/29/04	3,059
Total unrealized appreciation					$ 330,427

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation
USD	408,574	AUD	562,000	7/29/04	$ (7,576)
USD	149,825	EUR	125,000	7/29/04	(465)
USD	750,125	EUR	625,000	7/29/04	(3,327)
EUR	40,780,000	USD	48,324,300	7/29/04	(402,808)
USD	10,447,678	JPY	1,130,000,000	7/29/04	(178,062)
USD	1,877,070	JPY	204,000,000	7/29/04	(23,087)
USD	1,877,243	JPY	204,000,000	7/29/04	(23,259)
Total unrealized depreciation					$ (638,584)

Currency Abbreviations
AUD	Australian Dollar	CHF	Swiss Francs	EUR	Euro
CAD	Canadian Dollar	GBP	British Pound	JPY	Japanese Yen
NOK	Norwegian Krone	USD	US Dollar	SEK	Swedish Krona

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	636,229	$ 6,543,454	1,238,623	$ 12,505,705
Class B	134,815	1,383,305	555,289	5,584,125
Class C	226,428	2,311,457	494,775	4,993,949
Class AARP	139,857	1,439,620	505,512	5,092,056
Class S	396,652	4,083,437	1,367,113	13,725,513
		$ 15,761,273		$ 41,901,348
Shares issued to shareholders in reinvestment of distributions
Class A	82,713	$ 847,204	107,880	$ 1,081,828
Class B	11,659	119,489	15,852	159,125
Class C	8,499	87,097	6,527	65,714
Class AARP	13,495	138,032	16,298	163,614
Class S	293,360	3,003,604	426,045	4,267,601
		$ 4,195,426		$ 5,737,882
Shares redeemed
Class A	(582,681)	$ (5,986,109)	(1,296,064)	$ (13,067,125)
Class B	(194,257)	(2,002,459)	(529,044)	(5,306,785)
Class C	(205,387)	(2,111,658)	(194,390)	(1,960,990)
Class AARP	(133,859)	(1,374,110)	(320,312)	(3,212,037)
Class S	(1,228,941)	(12,619,538)	(2,708,591)	(27,084,587)
		$ (24,093,874)		$ (50,631,524)
Net increase (decrease)
Class A	136,261	$ 1,404,549	50,439	$ 520,408
Class B	(47,783)	(499,665)	42,097	436,465
Class C	29,540	286,896	306,912	3,098,673
Class AARP	19,493	203,542	201,498	2,043,633
Class S	(538,929)	(5,532,497)	(915,433)	(9,091,473)
		$ (4,137,175)		$ (2,992,294)

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SZGAX	SZGBX	SZGCX
CUSIP Number	378947-774	378947-766	378947-758
Fund Number	461	661	761

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SGBDX	SSTGX
Fund Number	161	061

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence - Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

August 2003

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the filing period that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Global Bond Fund

By:                                 /s/Julian Sluyters
                                    ------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Global Bond Fund

By:                                 /s/Julian Sluyters
                                    ------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ------------------------------------

By:                                 /s/Charles A. Rizzo
                                    ------------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               June 29, 2004
                                    ------------------------------------